UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL
OMB Number: 3235-0060 Expires: April 30, 2009 Estimated average burden hours per response ........…5.00

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported )	July 19, 2007

Delaware	333-56365	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street, Suite 250, Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(704) 344-8150

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2007, Peter G. Nixon, the Chief Operating Officer of FairPoint Communications, Inc. (the “Company”), was promoted to President of the Company.

Item 8.01 – Other Events.

On July 19, 2007, the Company issued a press release announcing Mr. Nixon’s promotion.  The press release is attached as Exhibit 99.1 hereto.

The Company has filed, and the Securities and Exchange Commission (“SEC”) has declared effective, a registration statement, including a proxy statement, in connection with the Company’s proposed merger (the “Merger”) with Northern New England Spinco Inc. (“Spinco”), a subsidiary of Verizon Communications Inc. (“Verizon”), pursuant to the Agreement and Plan of Merger, dated as of January 15, 2007, Amendment No. 1 to Agreement and Plan of Merger, dated as of April 20, 2007, Amendment No. 2 to Agreement and Plan of Merger, dated as of June 28, 2007, and Amendment No. 3 to Agreement and Plan of Merger, dated as of July 3, 2007, in each case, by and among the Company, Verizon and Spinco.  The Company urges investors to read these documents and other materials filed and to be filed by the Company relating to the Merger because they contain and will contain important information.  Investors may obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about the Company and the Merger, at www.sec.gov, the SEC’s website.  Investors may also obtain free copies of these documents and the Company’s other SEC filings at www.fairpoint.com under the Investor Relations section, or by written request to FairPoint Communications, Inc., 521 E. Morehead Street, Suite 250, Charlotte, NC 28202, Attention: Investor Relations.

The Company and the Company’s directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Company stockholders with respect to the Merger and related transactions.  Information about the Company’s directors and executive officers and other potential participants in the solicitation of proxies is available in the Company’s proxy statement for its 2007 annual meeting of shareholders, dated July 16, 2007.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01                      Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ John P. Crowley
Name: John P. Crowley
Title: Executive Vice President and
Chief Financial Officer

Date:  July 19, 2007